Earnings Call Presentation – 2Q 2026 Second Quarter 2026 Earnings

Earnings Call Presentation – 2Q 2026 Preliminary Matters 2 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non- GAAP financial measures have been reconciled to the most comparable GAAP financial measure. • changes in the frequency and severity of insurance claims • claim development and the process of estimating claim reserves • the impacts of inflation • changes in interest rate environment • supply chain disruption • product demand and pricing • effects of legislative, governmental and regulatory actions • heightened competition • litigation outcomes and trends • investment risks • cybersecurity risks or incidents • impact of catastrophes • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”) Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation.

Earnings Call Presentation – 2Q 2026 Leading Insurer Empowering Specialty Markets 3 Auto insurance for specialty markets, including Latino, Hispanic and urban areas Life insurance and supplemental accident and health insurance products for low/moderate income customers Specialty Property & Casualty Insurance Segment • Targets demographics and markets with unmet needs • Focused on specialized markets where deep customer insight enables differentiated underwriting and service • Personal and Commercial Lines product offerings across geographies • Disciplined underwriting and pricing tailored to unique customer and risk profiles • Broad independent agent and broker distribution Life Insurance Segment • Focused on demographics and income segments with unmet protection needs • Specializes in niches where proprietary insights inform product structure and customer experience • Provides simple life and supplemental protection products enabled by underwriting and customer perspectives • Distributed through a dedicated career agency model with high-touch customer engagement Providing affordable, easy-to-use personalized solutions to individuals, families and businesses

Earnings Call Presentation – 2Q 2026 1 5 3 2 4 Key Takeaways for the Quarter 4 Underlying operating results improved sequentially; reported GAAP results impacted by non-cash goodwill impairment and valuation allowance Personal Auto Combined Ratio improved, driven by underwriting actions and expenses Commercial Auto continued to deliver solid growth; profitability impacted by adverse prior-year reserve development Life continued to generate stable profitability Implemented actions to strengthen leadership, accountability, and organizational alignment

Earnings Call Presentation – 2Q 2026 Second Quarter 2026 Financial Summary 5 Underlying operating results improved sequentially; reported GAAP results impacted by non-cash goodwill impairment and valuation allowance • Net Loss attributable to Kemper Corporation of $(464.8) million or $(7.90) per share • Adjusted Consolidated Net Operating Income1 of $26.3 million or $0.45 per share • Trailing twelve-month Operating Cash Flow of $434 million • Net Investment Income of $105 million Financial Results Specialty Auto performance benefitted from underwriting actions and expense initiatives • Combined Ratio of 104.0%; ULCR1 of 102.3% • PIF declined 5.2% QoQ Personal Auto Combined Ratio improved, driven by underwriting actions and expenses • Combined Ratio of 105.0%; ULCR1 of 105.5% • PIF declined 6.5% QoQ Commercial Auto continued to deliver solid growth; profitability impacted by adverse prior- year reserve development • Combined Ratio of 101.2%; ULCR1 of 93.7% • PIF increased 2.6% QoQ Life continued to generate stable profitability • Produced $18 million of Net Operating Income Business Performance 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 17-23

Earnings Call Presentation – 2Q 2026 2Q’26 Sources of Volatility Reported GAAP results primarily impacted by goodwill impairment 6 2Q’26 ($ in millions, except per share amounts) $ Per Share Net Loss attributable to Kemper Corporation $(464.8) $(7.90) Goodwill Impairment 460.0 7.82 Investment-Related Items1 19.7 0.34 Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs 11.6 0.19 Non-Core Operations (0.2) - Adjusted Consolidated Net Operating Income2 $26.3 $0.45 Recent operational challenges and subsequent decline in Kemper's share price triggered a quantitative goodwill impairment evaluation, resulting in a $460 million goodwill impairment • Impairment has no impact on statutory capital, holding company liquidity, or compliance with debt covenants. Includes after-tax valuation allowance for credit loss of $16.6 million related to surplus notes issued by Reciprocal Exchange 1 2 2 1 1 Includes Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses 2 Non-GAAP financial measure; see reconciliation on pages 17-23

Earnings Call Presentation – 2Q 2026 Well-Capitalized Insurance Subsidiaries Balance sheet continues to provide financial flexibility to support core businesses 7 1 2Q’26 Risk-Based Capital Ratios shown are estimates calculated at the Company Action Level from aggregate financials of all separate insurance companies within each segment. NAIC annually reported entity-level RBCs will differ | 2 Excludes business ceded to Kemper Bermuda Ltd. (KBL) | 3 Excludes AACC and Reciprocal | 4 Excludes AOCI 24.1% 30.3% 32.6% 31.0% 24.6% 28.3% 2021 2022 2023 2024 2025 2Q'26 DEBT-TO-CAPITAL4 PARENT COMPANY LIQUIDITY ($M) RISK-BASED CAPITAL RATIOS (%)¹ $704 $918 $683 $800 $886 $636 $234 $418 $465 $548 $145 $130 $938 $1,336 $1,148 $1,348 $1,031 $766 2021 2022 2023 2024 2025 2Q'26 Debt CASH FLOW FROM OPERATING ACTIVITIES ($M) $351 $(210) $(134) $383 $585 $434 2021 2022 2023 2024 2025 2Q'26 TTM HoldCo Cash & Investments Borrowings Available Under Credit Agreement & from Subs P&C3 Life2 355 645 465 525 515 585 220 240 275 305 230 225 2021 2022 2023 2024 2025 2Q'26 Returned $752M of capital Retired $450M of Debt GW Impairment of $460M

Earnings Call Presentation – 2Q 2026 Diversified Investment Portfolio with Consistent Returns 8 1 Non-Core Operations reflects $2 million related to Preferred P&C for each period presented 2 Other category includes Equity Securities, which excludes $222 million of Other Equity Interests of LPs/LLCs that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance 4.3% 4.4% 4.5% 4.4% 4.4% (0.1)% 0.2% 0.1% 0.3% 0.2% 4.2% 4.6% 4.6% 4.7% 4.6% 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 Core Portfolio Alt. Inv. Portfolio (ex. Solar) 56% 14% 8% 7% 5% 7% 3% Other States/ Munis COLI 70% 24% 6% Fixed Maturity Ratings A or Higher B / BB BBB • High-quality portfolio provides consistent net investment income; approximately 70% of fixed income portfolio rated A or higher • 4.6% pre-tax equivalent (PTE) annualized book yield on core portfolio • Average investment grade new money yields approximately 5.5% for the quarter $98 $101 $101 $99 $100 $(2) $4 $2 $8 $5 $96 $105 $103 $107 $105 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 Core Portfolio Alternative Inv. Portfolio Corporates Alternatives U.S Gov’t Portfolio Composition2 Short Term $8.6 Billion $6.7 Billion NET INVESTMENT INCOME ($M)1 HIGHLIGHTS DIVERSIFIED AND HIGHLY-RATED PORTFOLIO PTE ANNUALIZED BOOK YIELD CONTRIBUTION

Earnings Call Presentation – 2Q 2026 Specialty Property & Casualty Insurance Segment Restoring target profitability while improving geographic and product diversification 9 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-23 2 Excluding Classic Car 3 Adjusted for $35, $28, and $2 million reduction to earned premium in 4Q’25, 1Q’26, and 2Q’26, respectively, for estimated FL Statutory Profit Limit Refunds 3 • Implementing rate and non-rate actions to strengthen underwriting performance • Underlying combined ratio improved sequentially, primarily driven by expenses – Normalized ULCR3 of 102.0% vs. 102.8% in 1Q’26 – Normalized expense ratio3 of 20.5% vs. 21.5% in 1Q’26 • Reduced new business writings to support profit restoration and improve geographic diversification COMMENTARY PRODUCTION AND PIF2 METRICS ($M) 2Q’26 2Q’25 VARIANCE Earned Premiums $897 $1,011 (11.3)% Underlying Loss & LAE Ratio1 81.7% 72.3% 9.4 pts Expense Ratio 20.6% 21.3% (0.7) pts Policies In-Force (000s) 1,098 1,295 (15.2)% 93.6 99.6 105.0 106.2 102.3 101.2 102.8 102.0 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3 3 3 UNDERLYING COMBINED RATIO1 (%) 2Q’26 TTM % of PIF Growth DWP DWP YoY QoQ Personal Auto3 $2,651 71.8% (18.5)% (6.5)% CV 1,039 28.2 9.2 2.6 Total KA $3,690 100.0% (15.2)% (5.2)%

Earnings Call Presentation – 2Q 2026 Specialty Property & Casualty Insurance – Personal Auto Actions are stabilizing loss ratio performance while reducing concentration risk 10 3 • Continuing to focus on reducing geographic concentration and expanding in targeted markets • Underlying combined ratio improved sequentially, primarily driven by improved underwriting performance and expenses – Normalized ULCR3 of 105.2% vs. 106.5% in 1Q’26 COMMENTARY PRODUCTION AND PIF2 METRICS ($M) 2Q’26 2Q’25 VARIANCE Earned Premiums $647 $789 (18.0)% Underlying Loss & LAE Ratio1 83.8% 72.5% 11.3 pts Expense Ratio 21.7% 22.0% (0.3) pts Policies In-Force (000s) 928 1,139 (18.5)% 94.5 102.1 110.0 111.0 105.5 104.8 106.5 105.2 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3 3 3 UNDERLYING COMBINED RATIO1 (%) 2Q’26 TTM % of PIF Growth DWP DWP YoY QoQ Personal Auto California $1,816 68.5% (23.1)% (10.0)% Florida3/Texas 623 23.5 6.0 7.0 Other 212 8.0 (33.1) (13.2) Total PPA $2,651 100.0% (18.5)% (6.5)% 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-23 2 Excluding Classic Car 3 Adjusted for $35, $28, and $2 million reduction to earned premium in 4Q’25, 1Q’26, and 2Q’26, respectively, for estimated FL Statutory Profit Limit Refunds

Specialty Property & Casualty Insurance – PPA Key State Metrics

Geographic diversification expected to reduce earnings volatility over time

CALIFORNIA

- 64% of PPA PIF in 2Q'26; 67% in 1Q'26
  - Focused on restoring profitability over growth
  - PIF decreased 10.0% sequentially
- Represented 21% of PPA NB DWP, down from 34% in 1Q'26
- ULCR[2] of 107.3%, down 1.9% sequentially
- Rate increases effective in 2Q'26 began earning into results
  - Filed for additional rate increase of 6.9%

FLORIDA + TEXAS

- 26% of PPA PIF in 2Q'26; 23% in 1Q'26
  - Geographic diversification gaining momentum
  - PIF increased 7.0% sequentially
- Represented 66% of PPA NB DWP, up from 52% in 1Q'26
- ULCR[2] of 95.5% remained within target range
- New Personal Auto product live in both states

METRICS ($M)	2Q'26	1Q'26	VARIANCE
Earned Premiums	$442	$467	(5.4)%
Underlying Loss & LAE Ratio[2]	86.4%	87.4%	(1.0) pts
Underlying Combined Ratio[2]	107.3%	109.2%	(1.9) pts
Policies In-Force (000s)	596	662	(10.0)%
% of PPA PIF	64.2%	66.7%	(2.5) pts

METRICS ($M)	2Q'26	1Q'26	VARIANCE
Earned Premiums[1]	$155	$151	2.6%
Underlying Loss & LAE Ratio[1,2]	73.0%	71.2%	1.8 pts
Underlying Combined Ratio[1,2]	95.5%	93.7%	1.8 pts
Policies In-Force (000s)	239	224	7.0%
% of PPA PIF	25.8%	22.5%	3.3 pts

[1] Adjusted for $28 and $2 million reduction to earned premium in 1Q'26 and 2Q'26, respectively, for estimated FL Statutory Profit Limit Refunds
[2] Non-GAAP financial measure; see reconciliation in appendix on pages 17-23

KEMPER
Earnings Call Presentation – 2Q 2026 | 11

Earnings Call Presentation – 2Q 2026 Specialty Property & Casualty Insurance – Commercial Auto Delivered solid growth; profitability impacted by adverse prior-year reserve development 12 • Produced solid underlying performance and growth – Underlying Combined Ratio1 of 93.7%; PIF increased 9.2% YoY and 2.6% QoQ – Combined Ratio of 101.2% included $17.7 million of non-CAT adverse prior-year development • Taking rate and non-rate actions to ensure profitable growth – Rate increase of 6.9% in CA, effective in July 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-23 METRICS ($M) 2Q’26 2Q’25 VARIANCE Earned Premiums $249 $222 12.2% Underlying Loss & LAE Ratio1 76.1% 71.5% 4.6 pts Expense Ratio 17.6% 18.6% (1.0) pts Policies In-Force (000s) 170 156 9.2% 3 90.1 91.1 90.3 92.4 93.7 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 UNDERLYING COMBINED RATIO1 (%) COMMENTARY

Earnings Call Presentation – 2Q 2026 Life Insurance Segment Produced strong Net Operating Income with emerging premium growth 13 $100 $100 $100 $101 $103 $45 $48 $47 $49 $49 $145 $148 $147 $150 $152 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 Earned Premiums Net Investment Income METRICS ($M, except per policy) 2Q’26 2Q’25 VARIANCE Adjusted Net Operating Income $18 $13 38.5% Face Value of In-Force $19,743 $19,777 (0.2)% Avg. Face Value per Policy $6,648 $6,519 2.0% Avg. Premium per Policy Issued1 $708 $672 5.4% • Net Operating Income increased, driven by higher net investment income and earned premiums • Mortality and lapse experience remained modestly favorable to expectations • Strategic actions across pricing, underwriting, and distribution are supporting profitable new business growth and improved persistency 1 Annual basis 2 Normalized for annual assumption update for Deferred Profit Liability (4Q'25: -$6 million) NORMALIZED REVENUES2 ($M) COMMENTARY

Earnings Call Presentation – 2Q 2026 Improving Execution and Operating Efficiency Identifying and executing on savings opportunities 14 3Q’25 – 2Q’26 $80M+ in run-rate savings realized • Implemented restructuring actions to simplify operations and reduce costs • Focused on creating efficiencies in organizational design and process improvements • Improving claims management processes, with focus on third-party liability management Medium Term <20% expense ratio target • Working to identify, evaluate and execute additional actions to improve cost structure and processes • Opportunities include further efficiencies in organizational structure, claims management and operational processes • Initiative expected to improve both the expense ratio and the Loss and LAE ratio Total of $80M+ of annualized run-rate savings delivered since inception of program

Earnings Call Presentation – 2Q 2026 Appendix 15

Earnings Call Presentation – 2Q 2026 2026 Reinsurance Program Catastrophe XoL Reinsurance 16 New policy effective January 1, 2026: ̶ New limit aligned with risk-appetite ̶ New structure improves overall cost of capital HIGHLIGHTS Catastrophe Excess of Loss Program (XOL): • One year program consists of two layers: – $50 million excess $50 million – $60 million excess $100 million – 5% co-participation of both layers • 2026 purchase limit reflects exposure changes largely due to Preferred P&C exit 100% Retention of first $50M 1-Year Term Placed 1/1/26 $50M xs $50M 95% Placed 1-Year Term Placed 1/1/26 $60M xs $100M 95% Placed Layer 1 : 5 % co - p articip atio n Laye r 2 : 5 % co - p articip atio n CATASTROPHE REINSURANCE PROGRAM

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures 17 Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net (Loss) Income attributable to Kemper Corporation the after-tax impact of: (i) Change in Fair Value of Equity and Convertible Securities; (ii) Net Realized Investment Gains (Losses); (iii) Impairment Losses; (iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs; (v) Debt Extinguishment and Other Charges; (vi) Goodwill Impairment; (vii) Non-Core Operations; and (viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three months ended June 30, 2026 or 2025. The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company's investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of business decisions which are unrelated to the insurance underwriting process. In the second quarter of 2026, the Company completed the sale of Newins and recorded a gain in connection with the transaction. In the third quarter of 2025, a restructuring program was launched to achieve operational and organizational efficiencies. The Company will continue to evaluate additional efficiency opportunities through 2027. Debt Extinguishment and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company's financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; and (ii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment is excluded because it is an infrequent and non- recurring charge. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under GAAP. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company's business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company's businesses. Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation Per Unrestricted Share - basic. The Company believes that Adjusted Consolidated Net Operating Income Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses), Impairment Losses, Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs, Debt Extinguishment and Other Charges, and Goodwill Impairment included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process.

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures 18 Return on Adjusted Shareholders’ Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s annualized Net (Loss) Income attributable to Kemper Corporation, excluding the annualization of the after-tax goodwill impairment and the credit loss allowance recognized on the Reciprocal Exchange surplus notes, by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders’ Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures Adjusted Consolidated Net Operating Income attributable to Kemper Corporation 19 Three Months Ended ($ per share) Jun 30, 2026 Jun 30, 2025 Net (Loss) Income attributable to Kemper Corporation Per Unrestricted Share $(7.90) $1.13 Less Net (Loss) Income Per Unrestricted Share From: Change in Fair Value of Equity and Convertible Securities (0.02) - Net Realized Investment Gains - - Impairment Losses (0.32) (0.04) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (0.19) (0.07) Goodwill Impairment (7.82) - Non-Core Operations - (0.07) Adjusted Consolidated Net Operating Income Per Unrestricted Share $0.45 $1.31 Three Months Ended ($ in millions) Jun 30, 2026 Jun 30, 2025 Net (Loss) Income attributable to Kemper Corporation $(464.8) $72.6 Less Net (Loss) Income From: Change in Fair Value of Equity and Convertible Securities (1.4) (0.4) Net Realized Investment Gains (Losses) 0.5 (0.1) Impairment Losses (18.8) (2.8) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (11.6) (3.8) Goodwill Impairment (460.0) - Non-Core Operations 0.2 (4.4) Adjusted Consolidated Net Operating Income $26.3 $84.1

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures Return on Adjusted Shareholders’ Equity 20 1 Excludes the annualization of the $460.0 million after-tax goodwill impairment and the $16.6 million after-tax credit loss allowance ($21.0 million pre-tax) recognized on the Reciprocal Exchange surplus notes for the three months ended June 30, 2026. 2 Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average Adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one. Three Months Ended ($ in millions) Jun 30, 2026 Jun 30, 2025 Annualized Net (Loss) Income attributable to Kemper Corporation1 $(429.4) $290.4 Average Shareholders’ Equity2 $2,421.2 $2,935.5 Less: Average Net Unrealized Losses on Fixed Maturities 616.6 638.6 Less: Average Change in Discount Rate on Future Life Policyholder Benefits (391.9) (368.0) Less: Average Goodwill (1,017.1) (1,250.7) Average Adjusted Shareholders’ Equity2 $1,628.8 $1,955.4 Return on Shareholders’ Equity (17.7)% 9.9% Return on Adjusted Shareholders’ Equity (26.4)% 14.9%

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures Adjusted Book Value Per Share 21 As of ($ and shares in millions except per share amounts) Jun 30, 2026 Jun 30, 2025 Kemper Corporation Shareholders’ Equity $2,192.8 $2,953.4 Less: Net Unrealized Losses on Fixed Maturities 596.5 638.6 Less: Change in Discount Rate on Future Life Policyholder Benefits (382.7) (370.0) Less: Goodwill (783.5) (1,250.7) Adjusted Shareholders’ Equity $1,623.1 $1,971.3 Common Shares Issued and Outstanding 58.922 63.576 Book Value Per Share $37.22 $46.45 Less: Net Unrealized Losses on Fixed Maturities 10.13 10.04 Less: Change in Discount Rate on Future Life Policyholder Benefits (6.50) (5.82) Less: Goodwill (13.30) (19.66) Adjusted Book Value Per Share $27.55 $31.01

Non-GAAP Financial Measures

Underlying Combined Ratio

	Three Months Ended				
	2Q'26	1Q'26	4Q'25	3Q'25	2Q'25
Specialty P&C Insurance					
Combined Ratio as Reported	104.0%	106.7%	106.0%	104.8%	95.4%
Current Year Catastrophe Losses and LAE Ratio	(0.7)	(0.1)	(0.1)	(0.1)	(0.5)
Prior Years Non-Catastrophe Losses and LAE Ratio	(1.0)	(0.4)	(1.0)	(5.1)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	-	-	0.1	-	-
Underlying Combined Ratio	102.3%	106.2%	105.0%	99.6%	93.6%
Personal Auto Insurance					
Combined Ratio as Reported	105.0%	110.9%	110.1%	103.2%	94.4%
Current Year Catastrophe Losses and LAE Ratio	(0.8)	(0.2)	(0.2)	(0.1)	(0.5)
Prior Years Non-Catastrophe Losses and LAE Ratio	1.3	0.4	-	(1.0)	0.6
Prior Years Catastrophe Losses and LAE Ratio	-	(0.1)	0.1	-	-
Underlying Combined Ratio	105.5%	111.0%	110.0%	102.1%	94.5%
Commercial Auto Insurance					
Combined Ratio as Reported	101.2%	95.1%	94.2%	110.0%	99.0%
Current Year Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(0.1)	(0.2)	(0.5)
Prior Years Non-Catastrophe Losses and LAE Ratio	(7.1)	(2.6)	(3.8)	(18.7)	(8.4)
Prior Years Catastrophe Losses and LAE Ratio	-	-	-	-	-
Underlying Combined Ratio	93.7%	92.4%	90.3%	91.1%	90.1%

KEMPER

Earnings Call Presentation – 2Q 2026 | 22

Earnings Call Presentation – 2Q 2026 Non-GAAP Financial Measures Underlying Combined Ratio 23 Three Months Ended 2Q’26 1Q’26 Specialty P&C Insurance – California PPA Combined Ratio 108.1% 110.6% Current Year Catastrophe Losses and LAE Ratio - (0.1) Prior Years Non-Catastrophe Losses and LAE Ratio (0.8) (1.2) Prior Years Catastrophe Losses and LAE Ratio - (0.1) Underlying Combined Ratio 107.3% 109.2% Specialty P&C Insurance – Florida1/Texas PPA Combined Ratio 94.3% 88.6% Current Year Catastrophe Losses and LAE Ratio (3.2) (0.3) Prior Years Non-Catastrophe Losses and LAE Ratio 4.4 5.4 Prior Years Catastrophe Losses and LAE Ratio - - Underlying Combined Ratio 95.5% 93.7% 1 Adjusted for $28 and $2 million reduction to earned premium in 1Q’26 and 2Q’26, respectively, for estimated FL Statutory Profit Limit Refunds